                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                       COMPUTER TASK GROUP, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[Company Logo]

                              COMPUTER TASK GROUP,
                                  INCORPORATED

                                                      March 22, 2002

Dear Fellow Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Computer Task Group, Incorporated which will be held at our corporate headquarters, 800 Delaware Avenue, Buffalo, New York on Wednesday, May 1, 2002 at 10:00 a.m.

     Your Proxy card is enclosed. Please indicate your voting instructions and sign, date and mail the Proxy promptly in the return envelope.

                                          Sincerely,

                                       /s/ James R. Boldt
                                       -----------------------------------------
                                          James R. Boldt
                                            President and
                                            Chief Executive Officer

[Company Logo]

                              COMPUTER TASK GROUP,
                                  INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 1, 2002

     Computer Task Group, Incorporated will hold its Annual Meeting of Shareholders at its corporate headquarters located at 800 Delaware Avenue, Buffalo, New York on Wednesday, May 1, 2002, at 10:00 a.m. for the following purposes:

          1. To elect two Class II directors to hold office until the 2005 annual meeting of shareholders and until their successors are elected and qualified, and three Class III directors to hold office until the 2003 annual meeting of shareholders and until their successors are elected and qualified.

          2. To consider and act upon a proposal to approve and ratify an amendment to the Company's 2000 Equity Award Plan to increase the number of shares of the Company's common stock authorized for purchase under such plan by 1,000,000 shares.

          3. To consider and act upon any other matters that may be brought before the meeting or any adjournment thereof.

     We have selected the close of business on March 15, 2002 as the record date for determination of shareholders entitled to notice of and vote at the meeting or any adjournment.

Buffalo, New York
March 22, 2002
                                          By Order of the Board of Directors,

                                          /s/ Peter P. Radetich
                                          --------------------------------------
                                          Peter P. Radetich
                                            Vice President, Secretary and
                                            General Counsel

                              COMPUTER TASK GROUP,
                                  INCORPORATED

                                PROXY STATEMENT

     This Proxy Statement and the accompanying form of proxy are being mailed on or about March 22, 2002, in connection with the solicitation by the Board of Directors of Computer Task Group, Incorporated of proxies to be voted at the annual meeting of shareholders on May 1, 2002, and any adjournment or postponement of the meeting. The mailing address of the Company's executive office is 800 Delaware Avenue, Buffalo, New York 14209.

     The Board has selected the close of business on March 15, 2002 as the record date for the determination of shareholders entitled to vote at the annual meeting. On that date, the Company had outstanding and entitled to vote 20,868,834 shares of common stock, par value $.01 per share.

     Each outstanding share of common stock is entitled to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If a properly executed proxy in the accompanying form is returned, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Under the New York Business Corporation Law and the Company's By-laws, the presence, in person or by proxy, of one-third of the outstanding common stock is necessary to constitute a quorum of the shareholders to take action at the annual meeting. The shares that are present at the meeting, or represented by a proxy, will be counted for quorum purposes regardless of whether or not a broker with discretionary authority exercises its discretionary voting authority with respect to any particular matter. Once a quorum is established, under the BCL and the Company's By-laws, the directors standing for election may be elected by a plurality of the votes cast. For voting purposes, all votes cast "for," "against," "abstain," or "withhold authority" will be counted in accordance with such instructions as to each item. Broker non-votes will not be counted for any item.

                             ELECTION OF DIRECTORS

     At the annual meeting of shareholders, two persons are to be elected to the Board of Directors as Class II directors and three persons are to be elected as Class III directors to hold office until the 2005 and 2003 annual meetings of shareholders, respectively, and until their successors are elected and qualified.

     The shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following nominees as Class II directors -- George B. Beitzel and James R. Boldt and as Class III directors -- Randall L. Clark, John M. Palms and Daniel J. Sullivan. Mr. Boldt was appointed by the Board as a Class II director to fill the vacancy created when Richard L. Crandall resigned from the Board in June 2001. Mr. Palms has been nominated by the Board as a Class III director to fill the vacancy created when Darrell L. Jennings resigned from the Board in July 2001. Mr. Clark has been nominated by the Board as a Class III director to fill the vacancy created when Gale S. Fitzgerald resigned from the Board in October 2001. The Board has decided to increase the number of directors to seven and has nominated Mr. Sullivan to become a Class III director.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
                 NOMINEES FOR CLASS II AND CLASS III DIRECTORS

     All nominees have consented to serve as directors, if elected. However, if at the time of the meeting any nominee is unable to stand for election, the persons who are designated as nominees intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board.

     The following information about the Company's directors relating to their principal occupations or employment, name and principal business of the corporation or other organization in which their occupation or employment is carried on, and other affiliations has been furnished to the Company by the respective directors.

James R. Boldt                   Mr. Boldt, 50, has been the President and Chief Executive
                                 Officer of the Company since July 16, 2001. From 1996 until
                                 2001, Mr. Boldt was Vice President and Chief Financial
                                 Officer of the Company. From 1976 until 1996, Mr. Boldt held various positions with Pratt & Lambert Company most recently that of Vice President and Chief Financial Officer. Mr.
                                 Boldt is on the Board of Directors of the United Way of
                                 Buffalo, Child & Family Services and the Buffalo Niagara
                                 Partnership. Mr. Boldt has been a Director of CTG since
                                 2001.

George B. Beitzel                Mr. Beitzel, 73, has been a director of various corporate
                                 boards since his retirement from International Business
                                 Machines Corporation in 1987. Mr. Beitzel served at IBM for
                                 32 years, the last 14 as a member of IBM's Board of
                                 Directors and corporate office. He is currently a Director of Bankers Trust Company (a subsidiary of Deutsche Bank),
                                 Gevity HR, a professional employer organization, Bitstream,
                                 Inc., a developer of computer software for the creation and printing of electronic documents and Actuate Corporation, a provider of web-based business information software. Mr.
                                 Beitzel is Chairman Emeritus of Amherst College and the
                                 Colonial Williamsburg Foundation. He is a graduate of the
                                 Harvard Business School and served twelve years on the board of directors of the Associates at Harvard Business School.
                                 Mr. Beitzel has been a Director of CTG since 1994.

Randall L. Clark                 Mr. Clark, 58, has been the Chairman of the Board of
                                 Directors of Dunn Tire Corporation since 1996. From 1992 to
                                 1996, Mr. Clark was the Executive Vice President and Chief
                                 Operating Officer of Pratt & Lambert Company. From 1985 to
                                 1991 Mr. Clark served as the Chairman and Chief Executive
                                 Officer of Dunlop Tire Corporation. Mr. Clark is a Director
                                 of Taylor Devices, HSBC Bank - Western Region, non-executive
                                 Chairman of Merchants Mutual Insurance Company and a
                                 Director of the Amherst Industrial Development Agency. Mr.
                                 Clark is also on the Council for the State University of New
                                 York at Buffalo, Chairman of the Buffalo Niagara Enterprise,
                                 a founding Director and past President of the Western New
                                 York International Trade Council, a Director of the Buffalo
                                 Niagara Partnership and Treasurer of the Western New York
                                 AAA.

R. Keith Elliott                 Mr. Elliott, 60, retired in 2000 from his position as
                                 Chairman and Chief Executive Officer of Hercules
                                 Incorporated, a chemical specialties manufacturer. From 1995 to 1996, Mr. Elliott also served as President and Chief
                                 Operating Officer of Hercules. Prior to that he was the
                                 Executive Vice President and Chief Financial Officer of
                                 Hercules. Mr. Elliott is also a Director of Sithe Energies,
                                 Inc., Wilmington Trust Company, Checkpoint Systems, Inc., a
                                 manufacturer and marketer of retail assets tracking and
                                 protection products and The Institute for Defense Analysis.
                                 Mr. Elliott has been a Director of CTG since 1998.

Randolph A. Marks                Mr. Marks, 66, is co-founder of the Company and the Chairman of the Board of Directors as well as an independent business consultant. From 1985 to September 1990, Mr. Marks served as
                                 Chairman of the Board of American Brass Company. Mr. Marks
                                 was engaged by the Company as a consultant from March, 1984, until his retirement from the Company in December, 1985.
                                 Prior to March, 1984, Mr. Marks served as Chairman of the
                                 Board and Chief Executive Officer of the Company commencing in June, 1979, and prior thereto as Chairman of the Board
                                 and President of the Company from the time of its
                                 organization in 1966. Mr. Marks is on the advisory board of
                                 HSBC Bank USA -- Western New York Region, the Board of
                                 Directors of Columbus McKinnon Corporation, a manufacturer of material handling products and Delaware North Companies,
                                 Incorporated, a privately held provider of foodservice
                                 operations, hospitality and recreational services and sports and leisure facilities management, and on the Board of
                                 Trustees of the Albright-Knox Art Gallery. Mr. Marks has
                                 been a Director of CTG since 1966.

John M. Palms                    Dr. Palms, Ph.D., 66, has been the President and Professor of Physics at the University of South Carolina since 1991.
                                 From 1989 to 1991, Dr. Palms was the President and Professor
                                 of Physics at Georgia State University. Dr. Palms is a
                                 Director of Exelon Corporation, SIMCOM International
                                 Holdings, Inc., and Fortis, Inc., a multinational financial service insurance company. Dr. Palms is also on the Board of
                                 Directors of the National Collegiate Athletics Association
                                 and the Chairman of the Board of Trustees of the Institute
                                 for Defense Analysis.

Daniel J. Sullivan               Mr. Sullivan, 55, has been the President and Chief Executive
                                 Officer of FedEx Ground, a wholly owned subsidiary of FedEx
                                 Corporation, since 1998. From 1996 to 1998, Mr. Sullivan was the Chairman, President and Chief Executive Officer of
                                 Caliber Systems. In 1995, Mr. Sullivan was the Chairman,
                                 President and Chief Executive Officer of Roadway Services.
                                 Mr. Sullivan is a Director of the Pennsylvania Council of
                                 Boy Scouts and a Director of the Allegheny Conference, an
                                 organization consisting of leading CEO's in the Pittsburgh,
                                 Pennsylvania area. Mr. Sullivan is also a Director of GDS
                                 Express in Akron, Ohio.

               SECURITY OWNERSHIP OF THE COMPANY'S COMMON SHARES
                 BY CERTAIN BENEFICIAL OWNERS AND BY MANAGEMENT

Security Ownership of Certain Beneficial Owners

     As of March 15, 2002, the following persons were beneficial owners of more than five percent of the Company's common stock. The following table shows the nature and amount of their beneficial ownership.

                                          NAME AND ADDRESS           AMOUNT AND NATURE   PERCENT
         TITLE OF CLASS                 OF BENEFICIAL OWNER           OF OWNERSHIP(1)    OF CLASS
         --------------           --------------------------------   -----------------   --------
Common Stock....................  Thomas R. Beecher, Trustee             4,277,375         20.5%
                                  CTG Stock Employee
                                  Compensation Trust
                                  200 Theater Place
                                  Buffalo, NY 14202

Common Stock....................  FleetBoston Financial                  1,798,091(2)       8.6%
                                  Corporation
                                  100 Federal Street
                                  Boston, MA 02110

Common Stock....................  Royce & Associates                     1,206,500          5.8%
                                  1414 Avenue of the Americas
                                  New York, NY 10019

Common Stock....................  The TCW Group, Inc.                    1,151,500(3)       5.5%
                                  865 South Figueroa Street
                                  Los Angeles, CA 90017

---------------

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated.

(2) FleetBoston Financial Corporation has sole voting power with respect to 1,174,991 shares and sole dispositive power with respect to 1,798,091 shares.

(3) The TCW Group, Inc. is the beneficial owner of 1,151,500 shares and has shared voting and dispositive power with respect to said shares. The TCW Group, Inc. may be deemed to be controlled by Societe Generale, S.A.

Security Ownership by Management

     As of March 15, 2002 the directors and nominees for director individually, the executive officers named in the compensation table, and all directors and executive officers of the Company as a group, respectively, owned beneficially the following amounts of the Company's common stock.

                                                              AMOUNT AND NATURE
NAME OF INDIVIDUAL                                              OF BENEFICIAL        PERCENT
OR NUMBER IN GROUP                                              OWNERSHIP(1)         OF CLASS
------------------                                            -----------------      --------
James R. Boldt..............................................        202,702(2)            *
Randolph A. Marks...........................................        413,530(3)(4)      1.98%
George B. Beitzel...........................................        185,841(5)            *
R. Keith Elliott............................................         71,000(6)            *
Thomas J. Niehaus...........................................         55,103(7)            *
Filip J.L. Gyde.............................................         34,750(8)            *
Alex P. Alexander...........................................         22,500(9)            *
Peter P. Radetich...........................................         13,920(10)           *
All directors and executive officers as a group (15
  persons)..................................................      1,086,767(11)        5.21%

---------------

  * Less than 1 percent of outstanding shares.

 (1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated.

 (2) Amount indicated represents 34,800 shares held by Mr. Boldt in his own name, 20,202 shares which are held by Mr. Boldt as custodian for members of his immediate family and options to purchase 147,700 shares which are or will become exercisable within sixty days.

 (3) Under an agreement entered into in February 1981, upon the death of Mr. Marks, the Company will have the option to purchase up to as many shares of common stock owned by him as may be purchased with the proceeds of the insurance on the life of Mr. Marks maintained by the Company (currently $300,000 in the aggregate). The purchase price for the shares will be 90 percent of the market price of such shares on the Friday immediately preceding the date of death.

 (4) Amount indicated represents 227,530 shares held by Mr. Marks in his own name, 6,000 shares held by Mr. Marks' wife, 20,000 shares that are owned by a family charitable foundation, and options to purchase 160,000 shares that are or will become exercisable within sixty days. Mr. Marks has voting and investment power over the 20,000 shares that are owned by the family charitable foundation of which he is a trustee.

 (5) Amount indicated represents 38,841 shares held by Mr. Beitzel in his own name, 13,000 shares held by Mr. Beitzel's wife, 20,000 shares held by two trusts of which Mr. Beitzel and his wife are trustees and options to purchase 114,000 shares that are or will become exercisable within sixty days.

 (6) Amount indicated represents 6,000 shares held by Mr. Elliott in his own name and options to purchase 65,000 shares that are or will become exercisable within sixty days.

 (7) Amount indicated represents 33,478 shares held by Mr. Niehaus in his own name and options to purchase 21,625 shares that are or will become exercisable within sixty days.

 (8) Amount indicated represents options to purchase 34,750 shares that are or will become exercisable within sixty days.

 (9) Amount indicated represents options to purchase 22,500 shares that are or will become exercisable within sixty days.

(10) Amount indicated represents 482 shares held by Mr. Radetich in his own name and options to purchase 13,438 shares that are or will become exercisable within sixty days.

(11) Amount indicated includes options to purchase 661,013 shares that are or will become exercisable within sixty days.

                          INFORMATION ABOUT MANAGEMENT

The Board of Directors and Committees

     During 2001, the Board of Directors held a total of seven meetings.

Compensation Committee

     The Compensation Committee is composed of George B. Beitzel and R. Keith Elliott. During 2001, this Committee held a total of three meetings. The Compensation Committee reviews and approves the compensation of senior management and is responsible for the administration of the Company's stock plans, Non-qualified Key Employee Deferred Compensation Plan, and Stock Employee Compensation Trusts.

Executive Committee

     The Executive Committee is composed of George B. Beitzel, R. Keith Elliott and Randolph A. Marks. During 2001, this Committee held a total of thirteen meetings. The Executive Committee is empowered to act for the Board of Directors in intervals between Board meetings, with the exception of certain matters that by law cannot be delegated. The Committee meets as necessary.

Governance Committee

     The Governance Committee is composed of James R. Boldt and Randolph A. Marks. This Committee held one meeting during 2001. The Governance Committee is responsible for the establishment of governance policies concerning the Board of Directors as well as for reviewing and approving the compensation of directors (subject to ratification by the Board of Directors). The Committee also makes recommendations to the Board with regard to nominations for directors in consultation with the President and Chief Executive Officer. The Board of Directors does not have a Nominating Committee.

Audit Committee

     The Audit Committee is composed of three directors: George B. Beitzel, R. Keith Elliott and Randolph A. Marks and operates under a written charter adopted by the Board of Directors. The Audit Committee met six times during 2001.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's financial reports, systems of internal controls as they relate to finance and accounting, and the Company's auditing, accounting and financial reporting processes. The Committee's job is one of oversight. Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. It is the Committee's responsibility to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews. Therefore, the Committee has relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements.

                             AUDIT COMMITTEE REPORT

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under such Acts.

     The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with such accountants their independence. The Board has determined that each of the members of the Audit Committee is independent as defined in Sections 303.01(B)(2)(a) and (b) of the New York Stock Exchange Listing Manual.

     Based on such review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE

                               George B. Beitzel,
                                    Chairman
R. Keith Elliott                                               Randolph A. Marks

Independent Public Accountants and Fees

     The Company has engaged Deloitte & Touche LLP ("Deloitte") as the principal accountants to audit the Company's financial statements since July 7, 1998.

     A representative of Deloitte will be present at the annual meeting of shareholders of the Company. The representative will be given the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions. To the best of the Company's knowledge, no member of that firm has any past or present interest, financial or otherwise, direct or indirect, in the Company or any of its subsidiaries. Matters involving auditing and related functions are considered and acted upon by the Audit Committee. The Audit Committee has considered whether the provision of services described under "All Other Fees" below is compatible with maintaining the principal accountant's independence.

     Audit Fees -- The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Form 10-Q's are approximately $171,000.

     Financial Information Systems Design and Implementation Fees -- Deloitte did not render any services related to financial information systems design and implementation for the most recent fiscal year.

     All Other Fees -- Aggregate fees billed for all other services, primarily tax consulting related, rendered by Deloitte for the most recent fiscal year are approximately $150,000.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than 10% of its outstanding common stock were complied with for 2001. This belief is based solely on the Company's review of copies of the reports furnished to it and written representations that no other reports were required.

Director Compensation

     Each non-employee director receives a $15,000 annual retainer and a $1,500 per day fee for attending committee meetings. Directors are also reimbursed for expenses they incur while attending board and committee meetings. Directors who are employees of the Company do not receive additional compensation for their services as directors.

Executive Compensation and Other Information

     The following table shows the annual and long-term compensation paid to the President and Chief Executive Officer and to the four other most highly compensated executive officers for services rendered in 2001, 2000, and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                        -------------------------------
                                          ANNUAL COMPENSATION                  AWARDS           PAYOUTS
                                   ----------------------------------   ---------------------   -------
                                                            OTHER       RESTRICTED
                                                            ANNUAL        STOCK      OPTIONS/    LTIP      ALL OTHER
         NAME AND                   SALARY     BONUS     COMPENSATION    AWARD(S)     SAR'S     PAYOUTS   COMPENSATION
    PRINCIPAL POSITION      YEAR     ($)        ($)        ($) (1)         ($)         (#)        ($)        ($)(2)
    ------------------      ----   --------   --------   ------------   ----------   --------   -------   ------------

James R. Boldt (3)...........  2001   $350,182   $ 50,000     $     0          $0       475,000      $0        $ 5,100
  President and                2000   $246,375   $      0     $     0          $0       113,000      $0        $ 5,100
  Chief Executive Officer      1999   $195,000   $      0     $ 9,750          $0             0      $0        $ 4,800

Darrell L. Jennings(4).......  2001   $215,384   $ 50,000     $     0          $0             0      $0        $     0
  Chairman, President and      2000   $ 69,231   $241,667     $     0          $0       500,000      $0        $     0
  Chief Executive Officer

Thomas J. Niehaus............  2001   $206,677   $ 28,010     $     0          $0        50,000      $0        $ 5,100
  Vice President and General   2000   $200,000   $      0     $     0          $0        22,000      $0        $ 5,100
  Manager, CTG HealthCare      1999   $166,307   $ 13,000     $     0          $0         7,500      $0        $     0
  Solutions

Filip J.L. Gyde..............  2001   $226,454   $      0     $57,951          $0        40,000      $0        $22,646
  Vice President and General   2000   $113,129   $ 18,829     $44,786          $0        15,000      $0        $11,313
  Manager, CTG Europe          1999   $ 81,591   $ 25,856     $23,991          $0             0      $0        $ 3,371

Alex P. Alexander............  2001   $175,500   $  5,000     $     0          $0        50,000      $0        $     0
  Vice President &             2000   $160,000   $      0     $     0          $0        15,000      $0        $ 1,950
  Chief Information Officer    1999   $158,653   $ 25,500     $     0          $0             0      $0        $ 2,406

Peter P. Radetich............  2001   $171,896   $  4,275     $     0          $0        40,000      $0        $ 1,180
  Vice President &             2000   $131,000   $  6,550     $     0          $0         8,000      $0        $ 3,275
  General Counsel              1999   $128,463   $      0     $     0          $0         6,250      $0        $ 3,117

---------------

(1) Other annual compensation for Mr. Boldt in 1999 consists of deferred compensation contributed by the Company under the CTG Non-Qualified Key Employee Deferred Compensation Plan. Other annual compensation for Mr. Gyde consists of vacation and other premiums, including the cost of providing for a company automobile.

(2) Consists of Company contributions under retirement plans.

(3) Mr. Boldt became the Company's President and Chief Executive Officer on July 16, 2001. Additionally, a portion of Mr. Boldt's 2000 salary and the number of options granted in 2000 reflect his role in serving as the acting Chief Executive Officer of the Company from June 22, 2000 to October 29, 2000.

(4) Mr. Jennings served as the Company's Chairman, President and Chief Executive Officer from October 29, 2000 to July 16, 2001. Pursuant to the terms of Mr. Jennings employment agreement, the Company paid an additional $270,500 to Mr. Jennings during the period following his termination of employment until December 31, 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed of R. Keith Elliott (Chairman) and George B. Beitzel, each of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee is responsible for overseeing the administration of the Company's employee stock and benefit plans, establishing policies relating to the compensation of employees and setting the terms and conditions of employment for executive officers. This Committee report describes the various components of the Company's executive officer compensation program and the basis on which 2001 compensation was paid to such executive officers, including the executive officers named in the compensation table set forth above.

     Compensation Policy -- The Committee's compensation policies are designed to maintain a direct relationship among executive pay, financial performance of the Company and the creation of shareholder value. Such policies seek to:

     - Provide compensation opportunities that enable the Company to attract and retain qualified executives;

     - Provide compensation that is directly related to the performance of both the Company and the individual;

     - Integrate the compensation programs with the Company's annual and long-term financial and operating objectives; and

     - Align the interests of executive officers with the long-term interests of the Company's stockholders through stock-based award opportunities that can result in ownership of the Company's common stock.

     The Company's executive compensation program attempts to achieve the foregoing objectives by integrating annual base salary with annual cash and stock-based incentives based on both Company and individual performance. Measurement of Company performance is based on operating and financial objectives set at the beginning of each year. As a result, executive compensation tends to be higher in years in which the performance goals are achieved or exceeded. In addition, as an executive's level of responsibility increases, a substantial portion of his or her annual compensation is based on performance incentives. Accordingly, there will be greater variability in an executive's total compensation from year to year based on both the individual's and the Company's actual performance.

     Components of Executive Compensation -- The compensation paid to the Company's executive officers, as reflected in the tables set forth in this Proxy Statement, consisted of annual base salary, annual cash incentive compensation, long-term stock-based incentive compensation and deferred compensation.

     Annual Base Salary -- With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors including the executive's level of responsibility, individual performance and the salaries of similar positions in the Company and in comparable companies both within and outside our industry who compete for executive talent. The Committee also engages a compensation consultant to advise it with respect to such matters.

     Annual Cash Incentive Compensation -- Each executive officer's total annual compensation consists in part of annual cash incentive compensation. Awards of cash incentive compensation are based on the attainment of one or more specified targeted levels of (i) gross profit, (ii) operating income, (iii) specific assigned objectives, (iv) earnings per share, and (v) individual objectives. The Committee, in awarding cash incentive compensation, considers the recipient's individual contribution toward Company operating profitability, cost containment, leadership, teamwork and the successful implementation of business strategy. The objective of this form of annual compensation is to provide an incentive to certain executives to achieve operating and financial objectives that the Committee believes are primary determinants of shareholder value over time.

     Long-Term Stock-Based Incentive Compensation -- The third component of executive compensation consisted of grants of stock options under the Company's 1991 Stock Option Plan and 2000 Equity Award Plan. In making grants of stock options, the Committee considered an executive's contribution toward past and the expected contribution toward future Company performance. Any value that might be received from an option grant depends upon increases in the price of the Company's common stock. Accordingly, the amount of compensation to be received by an executive is directly aligned with increases in shareholder value. Grants of stock options are made to key employees of the Company who, in the opinion of the Committee, have had and are expected to continue to have a significant impact on the long-term performance of the Company. The awards are also intended to reward individuals who remain with the Company and to further align their interests with those of the Company's shareholders. The Committee strongly believes that stock ownership by management and stock-based performance compensation are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

     Stock Options Granted During 2001 -- The Committee granted stock options to various executive officers named in the following table (see Options/SAR Grants in 2001). In general, recipients of the stock options receive the right to purchase shares of common stock of the Company in the future at a price equal to their fair market value determined on the date of grant. The Committee determines the dates and terms upon which option may be exercised, as well as whether the options will be incentive stock options or nonqualified stock options. In determining whether to grant an individual stock options, the Committee considers an executive's contribution toward Company performance, expected future contribution and the number of options and shares of common stock presently held by the executive.

     Deferred Compensation -- The fourth component of executive compensation may consist of the Company's contribution under the CTG Non-Qualified Key Employee Deferred Compensation Plan for those executives chosen to participate in the Plan. Executives chosen to participate in the Plan are eligible to elect to defer a percentage of their annual cash compensation. In addition, executives are also eligible to receive a Company contribution under the Plan in an amount equal to a specified percentage of the sum of the executive's 2001 base salary and bonus compensation. The Company's contribution percentage and criteria used to determine performance targets are based on the recommendations of the President and CEO, subject to the approval of the Committee. The contribution is made in cash or CTG common stock, as determined by the Committee. No contributions were made in 2001 under this Plan.

     Chief Executive Officer Compensation -- The Committee, in setting the compensation for the position of Chief Executive Officer, sought to provide a compensation package which depended in part upon the attainment of both annual and long-term objectives, thereby linking the annual compensation of the CEO to individual performance and the Company's performance. Compensation for the position of CEO consisted of the following: (i) annual base compensation established by the Committee, (ii) cash incentive compensation measured by Company financial performance and the CEO's attainment of specific strategic and organizational objectives, together with an assessment by the Committee and the Board of Directors of the effectiveness of the CEO, (iii) long-term stock-based incentive compensation, and (iv) a contribution under the CTG Non-Qualified Key Employee Deferred Compensation Plan.

     During the period January 1 through July 16, 2001, Mr. Jennings received his annual base compensation of $400,000 on a bi-weekly basis. He did not receive any long-term stock-based incentive compensation and the Company did not make a contribution under the Deferred Compensation Plan during 2001. Pursuant to the terms of Mr. Jennings' employment agreement, upon the termination of his employment, for the next twelve months, the Company will continue to pay him his total compensation and continue his medical benefits. If at the end of the twelve month period, Mr. Jennings is not employed, he will continue to receive such compensation and benefits for up to an additional six months.

     On July 16, 2001, Mr. Boldt was appointed to the position of Chief Executive Officer. Mr. Boldt entered into an employment agreement that provides a base compensation of $400,000. Mr. Boldt was also granted an award of stock options for 400,000 shares at an exercise price of $3.08 per share and a bonus of $50,000 to be paid in 2002.

     Section 162(m) of the Internal Revenue Code -- Section 162(m) of the Code, adopted as part of the Omnibus Budget and Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" is defined as the Chief Executive Officer and the four other highest paid executive officers of the corporation. The Committee has determined that the 1991 Option Plan and the 2000 Equity Award Plan meet the requirements for deductibility. The Committee will, however, continue to study whether it is desirable to cause compensation arrangements in the future to qualify as deductible compensation. To the extent that the Committee's compensation objectives can be achieved in a manner which maximizes the deductibility of compensation paid by the Company, it will seek to do so.

                    SUBMITTED BY THE COMPENSATION COMMITTEE

R. Keith Elliott,                                              George B. Beitzel
     Chairman

                           COMPANY PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total shareholder returns for the Company's common stock, the S&P 500 Index, and a Peer Group, assuming a base index of $100 at the end of 1996. The cumulative total return for each annual period within the five years presented is measured by dividing (1) the sum of (A) the cumulative amount of dividends for the period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the period by (2) the share price at the beginning of the period. The calculations exclude trading commissions and taxes.

[GRAPH]

              --------------------------------------------------------------------------------------------
                                                  Dec 96    Dec 97    Dec 98    Dec 99    Dec 00    Dec 01
              --------------------------------------------------------------------------------------------
                Computer Task Group, Inc.           100     165.19    126.20    69.12     18.50      18.51
              --------------------------------------------------------------------------------------------
                S&P 500 Index                       100     133.36    171.48    207.56    188.66    166.24
              --------------------------------------------------------------------------------------------
                Peer Group                          100     193.26    302.43    285.48    65.08     107.68
              --------------------------------------------------------------------------------------------

     The Peer Group comprises the following companies which are in the business of providing software and information technology (IT) services: Alternative Resources Corporation; American Management Systems, Incorporated; Analysts International Corporation; Ciber, Inc.; Computer Horizons Corp.; Compuware Corporation; Keane, Inc.; and Technology Solutions Company.

Option/SAR Grants, Exercises and Holdings

     The following tables set forth certain information concerning stock options granted and exercised during 2001, and unexercised options held as of the end of 2001, by the named executives:

                           OPTIONS/SAR GRANTS IN 2001

                                                                                       POTENTIAL
                                                                                  REALIZABLE VALUE AT
                        NUMBER OF      PERCENT OF                                   ASSUMED ANNUAL
                        SECURITIES       TOTAL                                      RATES OF STOCK
                        UNDERLYING    OPTIONS/SARS   EXERCISE OR                  PRICE APPRECIATION
                       OPTIONS/SARS    GRANTED TO       BASE                      FOR OPTION TERM (1)
                        GRANTED IN    EMPLOYEES IN    PRICE PER    EXPIRATION   -----------------------
NAME                       2001           2001          SHARE         DATE        5% ($)      10% ($)
----                   ------------   ------------   -----------   ----------   ----------   ----------
James R. Boldt           389,229          25.5%         $3.08      7/16/2016    $1,293,447   $3,808,966
                          10,771           0.7%         $3.08      7/16/2011    $   20,863   $   52,872
                          63,750           4.2%         $5.94       3/1/2016    $  408,563   $1,203,145
                          11,250           0.7%         $5.94       3/1/2011    $   42,026   $  106,502
Thomas J. Niehaus         34,634           2.3%         $5.94       3/1/2016    $  221,964   $  653,642
                          15,366           1.0%         $5.94       3/1/2011    $   46,029   $  111,633
Filip J.L. Gyde           16,000           1.1%         $5.94       3/1/2016    $  102,541   $  301,966
                          24,000           1.6%         $5.94       3/1/2011    $   63,296   $  150,465
Alex P. Alexander         13,866           0.9%         $5.94       3/1/2016    $   88,865   $  261,691
                          36,134           2.4%         $5.94       3/1/2011    $  100,112   $  239,864
Peter P. Radetich         16,000           1.1%         $5.94       3/1/2016    $  102,541   $  301,966
                          24,000           1.6%         $5.94       3/1/2011    $   63,296   $  150,465

---------------

(1) The dollar amounts under these columns use the five (5%) percent and ten (10%) percent annual rates of stock price appreciation prescribed by the SEC. This presentation is not intended to forecast future appreciation of the Company's stock.

   AGGREGATE OPTION/SAR EXERCISES IN 2001 AND 2001 YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF
                                                            SECURITIES                     VALUE OF
                                                            UNDERLYING                    UNEXERCISED
                                                            UNEXERCISED                  IN-THE-MONEY
                               SHARES                      OPTIONS/SARS                  OPTIONS/SARS
                              ACQUIRED                  AT FISCAL YEAR END            AT FISCAL YEAR END
                                 ON       VALUE     ---------------------------   ---------------------------
NAME                          EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          --------   --------   -----------   -------------   -----------   -------------
James R. Boldt                   0          $0        130,700        568,500        $    0        $344,000
Darrell L. Jennings              0          $0              0              0        $    0        $      0
Thomas J. Niehaus                0          $0          9,250         70,250        $    0        $      0
Filip J.L. Gyde                  0          $0         27,500         52,500        $2,663        $  7,988
Alex P. Alexander                0          $0          7,500         62,500        $1,331        $  3,994
Peter P. Radetich                0          $0          5,126         49,124        $1,331        $  3,994

Executive Supplemental Benefit Plan

     The Company maintains an Executive Supplemental Benefit Plan (Supplemental
Plan) which provides certain former executives with deferred compensation benefits. The Supplemental Plan was amended as of December 1, 1994 in order to freeze the then current benefits, provide no additional benefit accruals for participants and to admit no new participants. As a result of this action, the Company reduced its annual Supplemental Plan expense from approximately $1.1 million in 1994 to approximately $0.7 million in 2001. Generally, the Supplemental Plan provides for retirement benefits of up to 50% of a participating employee's base compensation at termination or as of December 1, 1994, which ever is earlier, and pre-retirement death benefits calculated using the same formula that is used to calculate normal and early retirement benefits. Benefits are based on service credits earned each year of employment prior to and subsequent to admission to the Supplemental Plan through December 1, 1994. Retirement benefits and pre-retirement death benefits are paid during the 180 months following retirement or death, respectively, while disability benefits are paid until normal retirement age. Normal retirement is age 60. For any participant who is a member of a successor plan, the normal retirement age is increased to 65.

     On November 30, 1994, the Supplemental Plan was also amended to provide that in the event of a change of control, participants employed at that time shall be entitled to receive a lump sum benefit equivalent to the present value of 50% of their base compensation as of the date of the change of control. A change of control will occur if (1) any person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as the ownership of stock of the Company) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of combined voting power of the Company's then outstanding voting securities; (2) during any period of 24 consecutive months, individuals who at the beginning of the period constitute the Board and any new director whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors (other than in connection with the contested election), before the beginning of the period cease, for any reason, to constitute at least a majority thereof; or (3) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets unless the acquirer of the assets or its directors shall meet the conditions for a merger or consolidation described in the Supplemental Plan.

     Plan participants may request the Committee to begin the payment of retirement benefits beginning at age 55. It is within the discretion of the Compensation Committee as to whether or not a participant will be permitted to receive early retirement benefits.

     Mr. Boldt did not participate in the Supplemental Plan. There are 20 former employees that are covered by the Supplemental Plan.

     The Company has purchased and is the beneficiary of insurance on the lives of certain participants in the Supplemental Plan. Under the insurance program, if the assumptions made as to mortality experience, policy dividend and other factors are realized, the proceeds of the policies will reimburse the Company for all costs of the Supplemental Plan, including benefits, insurance premiums and a factor for the use of the Company's money.

Non-Competition and Employment Agreements

     On July 16, 2001, the Company entered into an employment agreement with Mr. Boldt. The agreement will continue in effect until either party provides 60 days prior written notice to the other that it does not wish to continue Mr. Boldt's employment. The agreement provides for an annual base salary of $400,000, a 2001 bonus of $50,000 and the grant of 400,000 stock options (subject to certain vesting requirements). In the event the Company terminates Mr. Boldt's employment for other than cause (as defined in the agreement) or Mr. Boldt terminates his employment for good reason (as defined in the agreement) or he dies or becomes disabled, the Company will pay as severance to Mr. Boldt an amount equal to the average annual total compensation paid to Mr. Boldt during the three prior years (which includes the current year). The severance is payable in 26 consecutive bi-weekly installments. The Company will also continue certain medical benefits during such period. The agreement also prohibits Mr. Boldt from competing with the Company for a period of one-year following the termination of employment.

     In October of 2000, the Company entered into an employment agreement with the then Chairman and Chief Executive Officer, Darrell L. Jennings. The agreement provided for an annual base salary of $400,000, a one-time signing bonus of $225,000 and the grant of 500,000 stock options (subject to certain vesting requirements). The agreement also provided that in the event the Company terminated Mr. Jennings' employment for other than cause (as defined in the agreement) or Mr. Jennings terminated his employment for good reason (as defined in the agreement) or he died or became disabled, the Company would pay severance equal to the average annual total compensation paid to Mr. Jennings during the three prior years or lesser period, if applicable. The severance would be paid in 26 bi-weekly payments. The Company also agreed to continue certain medical benefits during such period. If at the end of the twelve month period, Mr. Jennings is not employed, he will continue to receive such compensation and benefits for up to an additional six months. The agreement also prohibited Mr. Jennings from competing with the Company for a period of one-year following the termination of employment. Since leaving the Company in July of 2001, the Company has paid the compensation and provided the benefits described above in accordance with the agreement with Mr. Jennings.

Change in Control Agreements

     On July 16, 2001, the Company entered into a change in control agreement with Mr. Boldt. The agreement provides that upon the occurrence of a change in control, Mr. Boldt will become fully vested in and entitled to exercise immediately all stock related awards he has been granted under any of the Company's plan. The Agreement goes on to provide that upon the termination of Mr. Boldt's employment (a) without cause by the Company or by himself with good reason within 24 months following a change in control or (b) by himself for any reason within 6 months after a change in control, Mr. Boldt will receive three times his full salary and bonus as well as a lump sum to cover fringe benefits. A change in control will occur if (1) the Company's stockholders approve (a) the dissolution or liquidation of the Company, (b) the merger or consolidation or other reorganization of the Company with any other entity other than a subsidiary of the Company, or (c) the sale of all or substantially all of the Company's business or assets or (2) any person other than the Company or its subsidiaries or employee benefit plans becomes the beneficial owner of more than 20% of the combined voting power of the Company's then outstanding securities or
(3) during any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period.

     During 2001, each of the other named executives in the cash compensation table entered into a change of control agreement with the Company. These agreements contain provisions that are generally similar to that of Mr. Boldt except that in the event their employment is terminated by the Company without cause or by themselves with good reason within 24 months after a change in control, such executives would receive two times their salary and bonus.

Non-Qualified Key Employee Deferred Compensation Plan

     On February 2, 1995 the Compensation Committee approved the creation of a Non-Qualified Key Employee Deferred Compensation Plan. The Deferred Compensation Plan is intended as a successor plan to the Supplemental Plan. Participants in the Deferred Compensation Plan are eligible to (1) elect to defer a percentage of their annual cash compensation and (2) receive a Company contribution of a percentage of their base compensation and annual bonus if the Company attains annual defined performance objectives.

     The Chief Executive Officer, subject to the approval of the Compensation Committee, recommends (1) those key employees who will be eligible to participate and (2) the percentage of a participant's base and bonus compensation which will be contributed each year to the Deferred Plan if the Company attains annual defined performance objectives. All amounts credited to the participant are invested, as determined by the Compensation Committee, and the participant is credited with actual earnings of the investments. Company contributions, including investment earnings, may be cash or the stock of the Company.

     Prior to December 31, 2002, participants are granted pro rata vesting in Company contributions at the rate of 12.5% per year. If a participant terminates employment due to death, disability, retirement at age 65, or in the event a change of control (as defined in the CTG Executive Supplemental Benefit Plan previously recited) occurs, the participant or his or her estate will be entitled to receive the benefits accrued for the participant as of the date of such event. Company contributions will be forfeited in the event a participant incurs a separation from service for cause. Participants are 100% vested in their own contributions. All amounts in the Deferred Plan, including elective deferrals, are held as general assets of the Company and are subject to the claims of creditors of the Company. In 2001, as the Company did not attain defined operating income objectives, no award for eligible participants was made to the plan.

Directors' and Officers' Liability Insurance

     The Company indemnifies its directors and officers to the extent permitted by law in connection with civil and criminal proceedings against them by reason of their service as a director or officer. As permitted by Section 726 of the New York Business Corporation Law, the Company has purchased directors' and officers' liability insurance to provide indemnification for the Company and all its directors and officers. The current two-year liability insurance policy, with a policy period effective April 1, 2000, was issued by The Chubb Group of Insurance Companies at an annual premium of approximately $161,500.

Certain Relationships and Related Transactions

     During 2001 Mr. Marks, a director of the Company, received an annual sum of $90,000 payable monthly under the terms of the Supplemental Plan. Under the terms of a non-competition agreement that covered the period from March 1984 through October 1995, Mr. Marks also receives the same medical benefits as those provided to officers of the Company. The Company also paid the premiums on a life insurance policy for Mr. Marks with a face value of $300,000.

    APPROVAL AND RATIFICATION OF THE AMENDMENTS TO THE COMPUTER TASK GROUP,
                      INCORPORATED 2000 EQUITY AWARD PLAN

     At the annual meeting, shareholders are being asked to consider and take action upon a proposal to approve and ratify an amendment to the Company's 2000 Equity Award Plan ("Plan") to increase the number of shares of common stock that can be purchased under the Plan by 1,000,000 shares. There are currently 2,000,000 shares authorized under the Plan of which 703,000 are currently available for grant. The full text of the Plan is set forth in Appendix A hereto and shareholders are urged to refer to it for a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan.

     The Plan is administered by the Compensation Committee of the Board of Directors ("Committee") who may interpret, construe and amend the Plan, adopt rules and regulations relating to its administration and appoint one or more agents to assist it in the administration of the Plan. The Plan will remain in effect until it is terminated by the Committee.

     The purpose of the Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding key employees, including officers and non-employee directors, with awards and incentives for high levels of individual performance and improved financial performance of the Company. The Committee will have authority to grant awards and to determine the prices and amounts at which securities will be offered or awarded as well as the terms and conditions, including vesting or performance criteria, of such awards. The Committee will also have the authority to construe and interpret the Plan and any agreements defining the rights and obligations of the Company and Plan participants and to amend and rescind rules and regulations relating to the administration of the Plan. The Committee has the authority to, subject to the limitations set forth in the Plan, waive conditions of or limitations on awards to eligible persons that the Committee has previously imposed, without the consent of the individual, and make other changes that do not materially and adversely affect in any manner the rights and benefits granted to an individual.

     Under the Plan, the maximum individual limit on the number of shares in the aggregate subject to all awards that may be granted to an individual in any calendar year will be 500,000 shares. The maximum number of shares that may be granted in the aggregate to all non-employee directors under the Plan for stock options and stock appreciation rights may not exceed 750,000. All limitations for awards will be subject to adjustment as described below. Each award and all executory rights or obligations under an award agreement will expire on such date as determined by the Committee, but in the case of incentive stock options not later than ten years after the date of the award. The Plan has a term of ten years that runs until 2010. Awards may be made to "eligible persons" who are defined in the Plan to include any officer or key employee of the Company and its subsidiaries, as well as non-employee directors and any individual consultants or advisors who render services to the Company. As of March 15, 2002, the closing price of the Common Stock as reported by the New York Stock Exchange -- Composite Transactions Listing was $5.15 per share.

     Stock Options. The Committee has the authority to grant either incentive stock options or non-qualified stock options at such prices as determined by the Committee, but in the case of incentive stock options at a price not less than the fair market value of such shares on the date of grant. The fair market value of the shares will generally be the closing price of the Company's Common Stock as reported on the composite tape of the New York Stock Exchange. The purchase price of any shares purchased on the exercise of an option will be paid in full at the time of each purchase in one or a combination of the following methods:
(a) in cash; (b) by certified or cashier's check; (c) if authorized by the Committee, by a promissory note; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by delivery of shares of Common Stock of the Company already owned by the option holder, but the Committee may in its absolute discretion limit the option holder's ability to exercise an award by delivering such shares. Shares of Common Stock used to pay the exercise price of an option will be valued at fair market value on the date of exercise. In addition, the Committee may provide that an option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price.

     The Committee has the authority to, for the benefit of any option holder, adjust the vesting schedule, the number of shares subject to, the restrictions upon or the term of an option by cancellation of an outstanding award and the subsequent regranting of an option, by amendment, by substitution of an outstanding award, by waiver or by other legally valid means. In no event shall the foregoing result in, without the prior approval of the Company's shareholders, the repricing of options through cancellation or regrant or otherwise lowering of the exercise price of an outstanding option.

     If an option holder's employment by the Company terminates for any reason other than retirement, total disability, death or "for cause" (all of which are defined in the Plan), the option holder will have, unless otherwise provided in an award agreement, three months after such date to exercise any option to the extent it has become exercisable on the date of termination. If an option holder's employment terminates as a result of total disability or death, the option holder or his or her personal representative or beneficiary will have until twelve months after such date in which to exercise the option but only to the extent the option will have become exercisable by the date of termination. If an option holder's employment terminates a result of retirement, the option holder will have, unless otherwise provided in an award agreement, until twelve months after the date of retirement to exercise any non-qualified option (three months in the case of an incentive stock option).

     Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs") to eligible persons under the Plan either concurrently with the grant of another award or in respect of an outstanding award, or independently of any other award. Any SAR granted in connection with an incentive stock option will contain such terms as may be required to comply with the provisions of
Section 422 of the Internal Revenue Code. Unless otherwise determined by the Committee, a SAR related to another award will be exercisable at such time or times, and to the extent, that the related award will be exercisable. A SAR granted independently of any other award will be exercisable pursuant to the terms of the award agreement but in no event earlier than six months after the award date, except in the case of death or total disability. Unless the Committee provides otherwise, upon the exercise of a SAR and the attendant surrender of an exercisable portion of any related award, the SAR holder will be entitled to receive payment of an amount determined by multiplying (a) the difference obtained by subtracting the exercise price per share of Common Stock under the related award (if applicable) or the initial share value specified in the award from the fair market value of a share of Common Stock on the date of exercise of the SAR, by (b) the number of shares with respect to which the SAR has been exercised.

     Restricted Stock Awards. The Committee may grant one or more restricted stock awards to any eligible person. Such award will specify the number of shares of Common Stock to be issued to the individual, the date of such issuance, the consideration for such shares, the extent to which and the time at which the individual will be entitled to dividends, voting rights in respect to the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the award date, except as otherwise provided for by the Committee. Restricted shares may not generally by sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested. Unless otherwise provided in an award agreement, an individual receiving restricted stock will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any restricted shares which cease to be eligible for vesting.

     Performance Share Awards and Stock Bonuses. The Committee may grant performance share awards to eligible persons based upon such factors as the Committee deems relevant. An award will specify the maximum number of shares of Common Stock, if any, subject to the performance award, the consideration to be paid for any such shares, the duration of the award and the conditions upon which delivery of any shares or cash to the individual will be based. The amount of cash or shares that may be deliverable pursuant to an award will be based upon the degree of attainment over a specified period of not more than ten years as may be established by the Committee of such measures of the performance of the Company or the individual as determined by the Committee. The eligible class of persons for this type of award is limited to executive officers of the Company. The Committee may also grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions as determined by the Committee.

     Cash Bonus Awards. The Committee may establish a program of annual incentive awards that are payable in cash to eligible persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary or division basis with reference to revenues, net earnings, cash flow, return on equity or on assets or net investment, cost containment of the achievement of strategic goals. In no event may awards payable to any eligible person exceed $1 million in any year.

     Adjustments/Acceleration/Change of Control. In the event that there is a reclassification, recapitalization, stock split, reorganization, merger, consolidation, spin-off or any similar extraordinary corporate transaction, the Committee will, to the extent it deems appropriate and equitable, proportionately adjust (a) any or all of the number and type of shares of Common Stock that may be made the subject of an award, (b) the number, amount and type of shares of Common Stock subject to any or all outstanding awards, (c) the grant, purchase or exercise price of any or all outstanding awards, (d) the securities, cash or other property deliverable upon the exercise of any outstanding award, or (e) the performance standards appropriate to any outstanding award. The Committee may also make provision for a cash payment or for the substitution or exchange of any or all outstanding awards or the cash, securities or property deliverable to the holder of an outstanding award based upon the distribution or consideration payable to the holders of the Common Stock of the Company.

     Unless the Committee determines otherwise, upon the occurrence of a "change in control event", each option and SAR will become immediately exercisable, restricted stock will immediately vest free of restrictions and the full amount of each performance share award will become payable to the individual. The Committee may override the limitations on acceleration by express provision in a written award agreement and may accord any eligible person a right to refuse any acceleration. A "change in control event" is defined in the Plan to include the following: (a) approval by the Company's stockholders of the dissolution or liquidation of the Company, (b) approval by the Company's stockholders of an agreement to merge or consolidate or otherwise reorganize, with or into one or more entities as a result of which less than 50% of the outstanding voting securities of the surviving entity immediately after the reorganization are or will be owned by stockholders of the Company immediately before such reorganization, (c) approval by the Company's stockholders of the sale of substantially all of the Company's business and/or assets to a person that is not a subsidiary or affiliate of the Company, (d) any person, other than the Company or any of its subsidiaries or any person holding Common Stock of the Company for any Company benefit plan, directly or indirectly, becomes the beneficial owner of more than 20% of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors, or (e) during any period not longer than two consecutive years, individuals who at the beginning of such period constitute the Board cease to continue to be at least a majority of the Board, unless the election or nomination for election by stockholders was approved by at least three-fourths of the board members then still in office who were board members at the beginning of the period.

Tax Consequences

     The following information relates only to certain federal tax consequences in connection with awards made under the Plan. State tax treatment is subject to individual state tax laws and is not described below.

     Stock Options. The grant of an incentive stock option ("ISO") will not result in taxable income to the option holder and the exercise of an ISO will not result in taxable income to such an individual provided that he or she was an employee of the Company during the period beginning on the date of grant and ending on the date three months prior to the date of exercise of the option. If the option holder does not sell or otherwise dispose of the stock within two years from the date of the grant of the ISO or within one year after the transfer of the underlying stock to him or her, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the individual as capital gain, and the Company will not be entitled to any deduction for tax purposes. If the foregoing holding periods are not met, the option holder will generally realize ordinary income and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is generally included in the calculation of an individual's alternative minimum taxable income for the year in which the ISO is exercised. The exercise of an ISO through the exchange of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. The value of the shares received upon such an exchange that are in excess of the number given up will be taxed to the individual at the time of exercise as ordinary income.

     The grant of a non-qualified stock option ("NQSO") will not result in taxable income to an option holder. Instead, the individual will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the option holder upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. The exercise of an NQSO through the delivery of previously acquired stock will generally be treated in the same manner as such an exercise would be treated in connection with the exercise of an ISO.

     Stock Appreciation Rights. The grant of an SAR will not result in taxable income to an individual. Upon exercise of a SAR, the amount of cash or the fair market value of shares received will be taxable to the individual as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by an individual upon disposition of the shares received upon exercise, will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     Restricted Stock. An individual who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the individual upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the recipient will also be compensation income and deductible by the Company. A recipient who has been granted an award of restricted stock that is not subject to a substantial risk of forfeiture will realize ordinary income in an amount equal to the fair market value of the shares at that time and the Company will be entitled to a tax deduction.

     If an individual is granted restricted shares that are subject to a substantial risk of forfeiture, recognition of taxable income may be accelerated to the date of grant if he or she makes an election under Internal Revenue Code
Section 83(b). Such an election must be filed with the IRS not later than 30 days after the date of grant. If such an election is properly filed, the Company will be entitled to a deduction at the time of grant in an amount equal to the fair market value of the shares (determined without regard to forfeiture restrictions) and there will be no further tax consequences when the restrictions lapse. Gains or losses realized by the recipient of the restricted shares upon disposition of such shares will be treated as capital gains or losses with the basis in such shares equal to the fair market value of such shares at the time of grant.

     Performance Share Awards. An individual who has been granted performance shares will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time. The individual will have compensation income at the time the shares are distributed to him or her equal to the then fair market value of the distributed shares and the Company will have a corresponding tax deduction.

     The foregoing is merely a summary and does not purport to be a complete description of the federal income tax aspects of awards under the Plan. Individuals who receive awards under the Plan should consult with their personal tax advisors to determine the applicability of the tax rules to the awards granted to them.

     The proposed amendment to the Plan was authorized and adopted at the February 7, 2002 meeting of the Board of Directors, subject to the approval and ratification by the shareholders at the annual meeting. The favorable vote of the holders of a majority of all outstanding shares entitled to vote at the meeting is required for adoption of the amendment to the Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                               OTHER INFORMATION

     A shareholder giving a proxy may revoke it at any time before it is exercised. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, employees of the Company (who will not be specifically compensated for such services) may solicit proxies in person or by telephone. Arrangements will be made with brokers, custodians, nominees and fiduciaries to forward proxies and proxy soliciting material to the beneficial owners of the Company's shares, and the Company may reimburse brokers, custodians, nominees or fiduciaries for their expenses in so doing. In addition, Georgeson Shareholder has been retained by the Company to assist in the solicitation for which it will be paid an estimated fee of $6,000 plus reasonable out of pocket expenses.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders which are intended to be included in the Company's Proxy Statement relating to its May 2003 annual meeting of shareholders must be received at the Company's principal executive offices not later than November 23, 2002. A shareholder who wishes to present a proposal for consideration at the 2003 annual meeting without inclusion of such proposal in the Company's proxy materials must give written notice of the proposal to the Secretary of the Company not later than sixty days in advance of the date of such meeting.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business that will be presented for consideration at the 2002 annual meeting of shareholders. However, if any other matters properly come before the meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted on those matters in accordance with the judgment of the holders of the proxies.

March 22, 2002

                                              By Order of the Board of Directors

                                                                       Exhibit A

                       COMPUTER TASK GROUP, INCORPORATED

                             2000 EQUITY AWARD PLAN

1. THE PLAN

1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors. "CORPORATION" means Computer Task Group, Incorporated and "COMPANY" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Section 1.2.

1.2 DEFINITIONS.

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

"AWARD PERIOD" means the period beginning on an Award Date and ending on the expiration date of such Award.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of the Corporation.

"CHANGE IN CONTROL EVENT" means any of the following:

          (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

          (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

          (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

          (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than the Corporation, any subsidiary of the Corporation, any employee benefit plan of the Corporation or of any of its subsidiaries or any Person holding common shares of the Corporation for or pursuant to the terms of any such employee benefit plan, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

          (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means the Board or a committee appointed by the Board to administer this Plan, which committee will be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, will be Disinterested.

"COMMON STOCK" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

"COMPANY" means, collectively, the Corporation and its Subsidiaries.

"CORPORATION" means Computer Task Group, Incorporated, a New York corporation, and its successors.

"DISINTERESTED" means a disinterested director or an "outside director" within the meaning of any mandatory legal or regulatory requirements, including Section 162(m) of the Code.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or key employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an employee of the Company.

"NON-EMPLOYEE DIRECTOR PARTICIPANT" means a Non-Employee Director who holds an outstanding Award under the provisions of this Plan.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

"OTHER ELIGIBLE PERSON" means any Non-Employee Director or any individual consultant or advisor who or (to the extent provided in the next sentence) agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

"PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this Equity Award Plan, as amended from time to time.

"QDRO" means a qualified domestic relations order.

"RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

"RULE 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time, but subject to any applicable transition rules.

"SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"STOCK APPRECIATION RIGHT" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"TOTAL DISABILITY" means a disability where Participant is unable to effectively engage in the material activities required for Participant's position with the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

1.3 ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

     1.3.1 COMMITTEE. This Plan will be administered by and all Awards to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

     1.3.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee will have the authority to:

          (a) determine the particular Eligible Person who will receive Awards;

          (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6 and provided, however, that in no event shall the foregoing result in, without the prior approval of the Corporation's shareholders, the repricing of options through cancellation or regrant or otherwise lowering of the exercise price of an outstanding Award;

          (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

          (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     1.3.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.3.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

     1.3.5 DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3.6 CANCELLATION AND RECISSION OF AWARDS.

          (a) Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unexercised, unpaid or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this Section 1.3.6 "Detrimental Activity" shall include: (1) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company;
     (2) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in any Company agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (3) the failure or refusal to disclose promptly and to assign to the Company, pursuant to any Company agreement regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (4) activity that results in termination of the Participant's employment for cause; (5) a violation of any rules, policies, procedures or guidelines of the Company; (6) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (7) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (8) any other conduct or act determined to be injurious, detrimental or prejudicial to any substantial interest of the Company.

          (b) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. If a Participant fails to comply with the provisions of paragraphs (a)(1)-(8) of this Section 1.3.6 prior to, or during the 12 months after, any exercise, payment or delivery pursuant to an Award, the Committee may rescind the exercise, payment or delivery within 2 years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in the manner and on the terms and conditions that the Committee may require, and the Company shall may set-off against the amount of any such gain any amount owed to the Participant by the Company.

1.4 PARTICIPATION. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.5 SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

     1.5.1 SHARES AVAILABLE. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     1.5.2 SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed 3,000,000 shares (the "SHARE LIMIT"). The maximum number of shares subject to those options and Stock Appreciation Rights that are granted during any calendar year to any individual will be limited to 500,000. The maximum number of shares
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that may be granted as options shall not exceed 3,000,000. The maximum number of shares subject to those options and Stock Appreciation Rights that may be granted to Non-Employee Directors will not exceed 750,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this
Section 1.5.2 and by Section 6.2.

     1.5.3 SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS. No Award may be granted under this Plan unless, on the date of grant, the sum of
(a) the maximum number of shares issuable at any time pursuant to such Award, plus (b) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.5.3.

1.6 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.3.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. Notwithstanding the foregoing, in the event an Award is made to a Non-Employee Director under this Plan, the terms and conditions of said Award as contemplated by this paragraph 1.6 shall be made by the Board of Directors of the Corporation.

1.7 AWARD PERIOD. Each Award and all executory rights or obligations under the related Award Agreement will expire on such date (if any) as determined by the Committee, but in the case of Incentive Stock Options not later than ten (10) years after the Award Date.

1.8 LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

     1.8.1 PROVISIONS FOR EXERCISE. Subject to the provisions of Section 6.2.2, the Committee shall establish the installments (if any) in which Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required. Notwithstanding the foregoing, an Award shall, unless otherwise provided in an Award Agreement, be immediately exercisable or vest upon the death, Total Disability or Retirement of a Participant.

     1.8.2 PROCEDURE. Any exercisable Award will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2.

     1.8.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.9 NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

     1.9.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards will be exercised only by the Participant; and (b) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

     1.9.2 EXCEPTIONS. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). ISOs and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

     1.9.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.9.1 will not apply to:

          (a) transfers to the Corporation,

          (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (c) transfers pursuant to a QDRO order if approved or ratified by the Committee,

          (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

          (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2. OPTIONS

2.1 GRANTS. One or more Options may be granted under this Section to any Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to
Section 2.3, or a Non-Qualified Stock Option.

2.2 OPTION PRICE.

     2.2.1 PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

     2.2.2 PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Section will be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by certified or cashier's check payable to the order of the Corporation; (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant, provided that an amount equal to not less than the par value of the shares is paid in cash; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, but the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

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

2.3 LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

     2.3.1 $100,000 LIMIT. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     2.3.2 OPTION PERIOD. Each Option and all rights thereunder will expire no later than 10 years after the Award Date.

     2.3.3 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5 OPTION CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.  Subject to Section
1.3 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Section by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result in a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. In no event shall the foregoing result in, without the prior approval of the Corporation's shareholders, the repricing of options through cancellation or regrant or otherwise lowering of the exercise price of an outstanding Award.

2.6 EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

     2.6.1 OPTIONS -- RESIGNATION OR DISMISSAL. If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than Retirement, Total Disability or death, or "FOR CAUSE" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.3, 1.7 or 6.2, three months after the Severance Date to exercise any Option to the extent it has become exercisable on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.2 OPTIONS -- DEATH OR DISABILITY. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.7 or 6.2, until

12 months after the Severance Date to exercise any Option to the extent it will have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date will terminate.

     2.6.3 OPTIONS -- RETIREMENT. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.7 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it will have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.4 CERTAIN SARS. Any SAR granted concurrently or in tandem with an Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

     2.6.5 OTHER AWARDS. The Committee will establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) if the Participant's employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

     2.6.6 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

2.7 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3. STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)

3.1 GRANTS. The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of
Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2 EXERCISE OF STOCK APPRECIATION RIGHTS.

     3.2.1 EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

     3.2.2 EFFECT ON AVAILABLE SHARES. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     3.2.3 STAND-ALONE SARS. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.2.4 PROPORTIONATE REDUCTION. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the
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

unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3 PAYMENT.

     3.3.1 AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive subject to
Section 6.5 payment of an amount determined by multiplying

          (a) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

          (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

     3.3.2 FORM OF PAYMENT. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under
Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Committee will have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4. RESTRICTED STOCK AWARDS

4.1 GRANTS. The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) that must be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2 RESTRICTIONS.

     4.2.1 PRE-VESTING RESTRAINTS. Except as provided in Sections 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

     4.2.2 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

     4.2.3 CASH PAYMENTS. If the Participant has been paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3 RETURN TO THE CORPORATION. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.

5. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

5.1 GRANTS OF PERFORMANCE SHARE AWARDS. The Committee may grant Performance Share Awards to Eligible Persons based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "PERFORMANCE CYCLE") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS. Without limiting the generality of the foregoing, and in addition to Performance Share Awards granted under other provisions of this Section 5, other performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary or division basis with reference to revenues, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the business criteria) relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non- performance awards may also be granted under the other provisions of this Plan.

     5.2.1 ELIGIBLE CLASS.  The eligible class of persons for Awards under this
Section is executive officers of the Corporation.

     5.2.2 MAXIMUM AWARD. In no event will grants in any calendar year to a Participant under this Section 5.2 relate to shares with a value in excess of $1 million or a cash amount of more than $1 million.

     5.2.3 COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

     5.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce

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

Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

     5.2.5 STOCK PAYOUT FEATURES. In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

5.3 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4 DEFERRED PAYMENTS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

5.5 CASH BONUS AWARDS.

     5.5.1 PERFORMANCE GOALS. The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.

     5.5.2 MAXIMUM ANNUAL AMOUNT. In no event may awards payable for any year to any Eligible Employee exceed $1 million.

     5.5.3 PAYMENT IN RESTRICTED STOCK. In lieu of cash payment of the awards, the Committee may require or allow a portion of the award to be paid in the form of a Restricted Stock Award.

6. OTHER PROVISIONS

6.1 RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

     6.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

     6.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant's consent.

     6.1.3 PLAN NOT FUNDED. Awards payable under this Plan will be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.2 ADJUSTMENTS; ACCELERATION.

     6.2.1 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

          (a) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maximums and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards,(iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or

          (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event. In each case, with respect to Awards of Incentive Stock Options, no such adjustment will be made that would cause the Plan to violate Section 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

     6.2.2 ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under Awards will not accelerate or determines that only certain or limited benefits under Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event

          (a) each Option and Stock Appreciation Right will become immediately exercisable,

          (b) Restricted Stock will immediately vest free of restrictions, and

          (c) the full amount of each Performance Share Award will become payable to the Participant. The Committee may override the limitations on acceleration in this Section 6.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements.

     6.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Common Stock under this Plan (other than under Section 8) has been fully accelerated as permitted by Section 6.2.2 but is not exercised prior to (a) a dissolution of the Corporation, or (b) an event described in
Section 6.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.1 that results in a Change of Control approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

     6.2.4 GOLDEN PARACHUTE LIMITATIONS. Unless otherwise specified in an Award Agreement, no Award may be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the

Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

6.3 EFFECT OF TERMINATION OF EMPLOYMENT. The Committee will establish in respect of each Award granted to an Eligible Person the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

6.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

6.5 TAX WITHHOLDING.

     6.5.1 MANDATORY TAX WITHHOLDING OFFSET. Subject only to Section 6.4, the number of shares or the payment of cash issuable or payable in respect of an Award, will be reduced by the amount necessary to satisfy the minimum applicable tax withholding requirements imposed on the Company or any subsidiary in respect of such Award or event. The participant will have no discretion as to whether such shares or amount will or will not be withheld and offset by the Company. Such withholding offset will be mandatory and nondiscretionary.

     6.5.2 TAX LOANS. If so provided in the Award Agreement, the Company may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

6.6 PLAN AMENDMENT, TERMINATION AND SUSPENSION.

     6.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     6.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code, Section 505 of the New York Business Corporation Law, or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

     6.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award. In no event shall the foregoing result in, without the prior approval of the Corporation's shareholders, the repricing of options through the cancellation or regrant or otherwise lowering of the exercise price of an outstanding Award.

     6.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8 EFFECTIVE DATE OF THE PLAN. This Plan will be effective as of the date it is approved by the Board, subject to stockholder approval of the shareholders of the Corporation.

6.9 TERM OF THE PLAN. No Award will be granted under this Plan after more than ten years after the effective date of this Plan (the "TERMINATION DATE"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10 GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

     6.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with the laws of the state of New York.

     6.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

     6.10.3 PLAN CONSTRUCTION.

          (a) RULE 16b-3. It is the intent of the Corporation that the Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible will be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

          (b) SECTION 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation under Section 162(m) of the Code, and this Plan will be interpreted consistent with such intent.

6.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any award hereunder, if an entity ceases to be a subsidiary a termination of employment and service will be deemed to have occurred with respect to each eligible person in respect of such subsidiary who does not continue as an eligible person in respect of another entity within the company.

6.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                               DETACH HERE                              ZCTG42

                                     PROXY

                       COMPUTER TASK GROUP, INCORPORATED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter P. Radetich and R. Keith Elliott and each of them, as proxy or proxies, with power of substitution to vote all of the shares of Common Stock of Computer Task Group, Incorporated (the "Company") which the undersigned may be entitled to vote, as specified on the reverse side of this card, and, if applicable, hereby directs the trustee of the Company's 401(K) Profit Sharing Retirement Plan (the "Plan") to vote the shares allocated to the account of the undersigned or otherwise which the undersigned is entitled to vote pursuant to the Plan, as specified on the reverse side of this card, at the Annual Meeting of Shareholders of the Company to be held at the Company's Headquarters, 800 Delaware Avenue, Buffalo, New York on Wednesday, May 1, 2002 at 10:00 a.m. or at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

SEE REVERSE                                                          SEE REVERSE
   SIDE                MARK, SIGN AND DATE ON REVERSE SIDE               SIDE

COMPUTER TASK GROUP, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                                  DETACH HERE


/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


1.  Election of Directors

    CLASS II NOMINEES: (01) George B. Beitzel
                       (02) James R. Boldt





CLASS III NOMINEES: (03) Randall L. Clark
                    (04) John M. Palms, (05) Daniel J. Sullivan

           FOR                  WITHHELD
           ALL     / /    / /   FROM ALL
         NOMINEES               NOMINEES


        / /
           ---------------------------------------
           For all nominees except as noted above



                                                    FOR      AGAINST  ABSTAIN

2.   To approve and ratify an amendment to          /  /      /  /     /  /
     the Company's 2000 Equity Award Plan to
     increase the number of shares of common
     stock that can be purchased under the
     Plan by 1,000,000 shares.


3. Said proxies are given discretionary authority to vote and act upon such other matters as may come before the meeting or any adjournment thereof.

     MARK HERE IF YOU PLAN TO ATTEND THE MEETING            /  /

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          /  /


Please date and sign exactly as name appears hereon. Each joint tenant must sign. When signing as attorney, executor, trustee, etc., give full title. If signer is a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by an authorized person.
Please sign, date and return this proxy today. No postage is required. A business reply envelope is enclosed for your convenience.


Signature:              Date:           Signature:                  Date:
          --------------     ----------           -----------------      -------